$150,000,000

NorthWestern Corporation

6.04% First Mortgage Bonds due 2016

PURCHASE AGREEMENT

September 6, 2006

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.,

As Representatives of the Several Purchasers,

c/o Credit Suisse Securities (USA) LLC,
Eleven Madison Avenue,
New York, N.Y. 10010-3629

Dear Sirs:

1. Introductory. NorthWestern Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the “Purchasers”) U.S. $150,000,000 principal amount of its 6.04% First Mortgage Bonds due 2016 (“Offered Securities”). The United States Securities Act of 1933, as amended, is herein referred to as the “Securities Act”.

The Offered Securities are to be issued under the Mortgage and Deed of Trust, dated as of October 1, 1945, of the Company (as successor to NorthWestern Energy, L.L.C., in turn successor to The Montana Power Company) to The Bank of New York (as successor to Guaranty Trust Company of New York), as corporate trustee (the “Trustee”), and Ming Ryan (as indirect successor to Arthur E. Burke), as individual trustee, as amended and supplemented by various instruments including the supplemental indenture, to be dated as of the Closing Date (as defined herein) (the “Supplemental Indenture”), establishing the terms of the Offered Securities, such Mortgage and Deed of Trust, as so amended and supplemented, being hereinafter called the “Mortgage”.

The holders of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the Closing Date, among the Company and the Purchasers (the “Registration Rights Agreement”), pursuant to which the Company will agree to file a registration statement with the Securities and Exchange Commission (the “Commission”) registering an exchange offer or the resale of the Offered Securities under the Securities Act.

The Company hereby agrees with the several Purchasers as follows:

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Purchasers that:

(a)     A preliminary offering circular (the “Preliminary Offering Circular”) dated September 5, 2006 relating to the Offered Securities and a final offering circular (the “Final Offering Circular”) disclosing the offering price and other terms of the Offered Securities, dated as of the date of this Agreement (even if finalized and issued subsequent to the date of this Agreement) have been or will be prepared by the Company. “General Disclosure Package” means the Preliminary Offering Circular, together with any Issuer Free Writing Communication (as hereinafter defined) existing at the Applicable Time (as hereinafter defined) and the information which is intended for general distribution to prospective investors, as evidenced by it being specified in Schedule C to this Agreement (including the term sheet listing the final terms of the Offered Securities and their offering, included in Schedule C to this Agreement, which is referred to as the “Terms Communication”). “Applicable Time” means 3:15 pm (New York City time) on the date of this Agreement or such other time as may be agreed upon by the parties hereto. As of the date of this Agreement and at all times subsequent thereto up to the Closing Date, the Final Offering Circular does not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the Applicable Time and at all times subsequent thereto up to the Closing Date, neither (i) the General Disclosure Package, nor (ii) any individual Supplemental Marketing Material (as hereinafter defined), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding two sentences do not apply to statements in or omissions from the Preliminary or Final Offering Circular, the General Disclosure Package or any Supplemental Marketing Material based upon written information furnished to the Company by any Purchaser through Credit Suisse Securities (USA) LLC or Deutsche Bank Securities Inc. (collectively, the “Representatives”) specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof. On the date of this Agreement, the Company’s Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports (collectively, the “Exchange Act Reports”) which have been filed by the Company with the Commission or sent to holders pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

“Free Writing Communication” means a written communication (as such term is defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Offered Securities and is made by means other than the Preliminary Offering Circular or the Final Offering Circular. “Issuer Free Writing Communication” means a Free Writing Communication prepared by or on behalf of the Company, used or referred to by the Company or containing a description of the final terms of the Offered Securities or of their offering, in the form retained in the Company’s records. “Supplemental Marketing Material” means any Issuer Free Writing Communication other than any Issuer Free Writing Communication specified in Schedule C to this Agreement.

(b)    The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package and the Final Offering Circular; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (“Material Adverse Effect”).

(c)     The Company has no “significant subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X).

(d)    The Mortgage has been duly authorized by the Company and, when the Supplemental Indenture has been duly executed and delivered by the Company and assuming the due authorization, execution and delivery of the Supplemental Indenture by the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement of the lien thereof may be limited by the effect of certain laws of the jurisdictions in which the physical properties covered thereby are located upon the remedies provided in the Mortgage, which limitations, however, do not make the remedies afforded inadequate for the realization of the benefits of the security provided by the Mortgage, and except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights, and except that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding thereof may be brought).

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(e)     The Offered Securities have been duly authorized by the Company and, when delivered and paid for pursuant to this Agreement on the Closing Date, will be duly executed, authenticated, issued and delivered, and will constitute valid and binding obligations of the Company, entitled to the benefits of the security provided by the lien of the Mortgage (except to the extent that enforceability of such lien may be limited by the effect of certain laws of the jurisdictions in which the physical properties covered thereby are located upon the remedies provided in the Mortgage, which limitations, however, do not make the remedies afforded inadequate for the realization of the benefits of the security provided by the Mortgage, and except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights, and except that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding thereof may be brought).

(f)     The Mortgage (excluding the Supplemental Indenture) constitutes, and the Mortgage, when the Supplemental Indenture shall have been duly filed for recording and recorded, will constitute, a valid and enforceable first mortgage lien for the equal and proportionate security of the first mortgage bonds issued or to be issued thereunder, upon substantially all of the physical properties and franchises of the Company which are specifically described therein as subject to the lien thereof and which are used or useful in the conduct of the Company’s utility business in Montana and Wyoming, free from all prior liens, charges or encumbrances (other than Excepted Encumbrances (as defined in the Mortgage); and other than, in the case of property acquired after the date of the original execution and delivery of the Mortgage, vendors’ liens, purchase money mortgages and any other liens thereon at the time of acquisition thereof) (except to the extent that enforceability of such lien may be limited by the effect of certain laws of the jurisdictions in which the physical properties covered thereby are located upon the remedies provided in the Mortgage, which limitations, however, do not make the remedies afforded inadequate for the realization of the benefits of the security provided by the Mortgage, and except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights, and except that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought); and the after-acquired property clause in the Mortgage subjects to the lien thereof all after-acquired utility property of the Company’s utility business in Montana and Wyoming as provided therein (except such thereof as is expressly excepted from the lien of the Mortgage).

(g)    The Mortgage (excluding the Supplemental Indenture and including any necessary related financing statements) has been filed and recorded wherever and to the extent necessary to perfect the lien thereof upon the properties now owned by the Company and intended to be subject thereto; all fees or taxes in connection therewith have been paid and no other filing or recordation is presently necessary in order to perfect the lien of the Mortgage on such properties.

(h)    No filing or recording of the Supplemental Indenture is necessary to perfect the lien of the Mortgage upon the properties now owned by the Company and intended to be subject thereto or to extend such lien for the benefit of the Offered Securities to be issued thereunder; no re-recording or refiling of the Mortgage or any other instruments or documents (except for periodic filings which extend the effectiveness of financing statements) is required to preserve and protect the lien of the Mortgage; and under the present laws of the states in which the property intended to be subject to the lien of the Mortgage is located, no further supplemental indentures or other instruments or documents are required to be executed, filed and/or recorded to extend the lien of the Mortgage to after-acquired property; however, the Company is required by the terms of the Mortgage to promptly record and file the Supplemental Indenture.

(i)      The Company has good and marketable title to all properties owned by it which are subject to the Mortgage, subject only (a) to the lien of the Mortgage, (b) to Excepted Encumbrances (as defined in the Mortgage) and (c) to minor exceptions and defects which do not, in the aggregate, materially interfere with the use by the Company of such properties for the purposes for which they are held, materially detract from the value of said properties or in any material way impair the security afforded by the Mortgage; and such properties constitute and comprise substantially all of the utility properties directly owned by the Company in the States of Montana and Wyoming.

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(j)      The descriptions of the Offered Securities, the Mortgage and the Registration Rights Agreement in the General Disclosure Package and the Final Offering Circular are accurate in all material respects.

(k)      Except as disclosed in the General Disclosure Package and the Final Offering Circular, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder’s fee or other like payment.

(l)      No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Mortgage in connection with the issuance and sale of the Offered Securities by the Company except for filings with or the orders of (i) the Commission declaring the Exchange Offer Registration Statement or, if required, the Shelf Registration Statement (each as defined in the Registration Rights Agreement) effective, (ii) the Montana Public Service Commission (“MPSC”), (iii) the Federal Energy Regulatory Commission (“FERC”), or as may otherwise be required under state securities laws or as have already been obtained.

(m)    The execution, delivery (or assumption) and performance of this Agreement, the Mortgage and the Registration Rights Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or (ii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (iii) the charter or by-laws of the Company or any such subsidiary, except, in the case of (i) and (ii) above, for breaches or violations that would not, individually or in the aggregate, have a Material Adverse Effect, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

(n)    The Company has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company.

(o)    On the date hereof, the authorized, issued and outstanding capital stock of the Company is as set forth in the General Disclosure Package and the Final Offering Circular in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the General Disclosure Package and the Final Offering Circular). The shares of issued and outstanding capital stock of the Company on the date hereof and on the Closing Date have been, and will be, duly authorized and validly issued and are, and will be, fully paid and non-assessable; none of the outstanding shares of capital stock of the Company on the date hereof and on the Closing Date was, or will have been, issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(p)    The Company and its subsidiaries possess adequate certificates, licenses, approvals, franchises, authorizations or permits (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to have such Governmental Licenses would not, individually or in the aggregate, have a Material Adverse Effect; and have not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate result in a Material Adverse Effect.

(q)            Except as otherwise disclosed in the General Disclosure Package and the Final Offering Circular, no labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would have a Material Adverse Effect.

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(r)The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them except in cases in which the failure to own or possess such intellectual property rights would not, individually or in the aggregate, have a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(s)     Except as disclosed in the General Disclosure Package and the Final Offering Circular or would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”); and (B) to the knowledge of the Company there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any environmental laws against the Company or any of its subsidiaries.

(t)             Except as disclosed in the General Disclosure Package and the Final Offering Circular, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Mortgage, this Agreement or the Registration Rights Agreement, to issue and deliver the Offered Securities; and to the knowledge of the Company no such actions, suits or proceedings have been threatened.

(u)    The FERC has issued an appropriate order or orders with respect to the issuance and sale of the Offered Securities in accordance with this Agreement (the “FERC Order”); the FERC Order is in full force and effect and the issuance of the Offered Securities pursuant to this Agreement is in conformity with the terms of the FERC Order.

(v)    The MPSC has issued an appropriate order or orders with respect to the issuance and delivery of the Offered Securities in accordance with this Agreement and the Mortgage (the “MPSC Order”); the MPSC Order is in full force and effect and the issuance and delivery of the Offered Securities pursuant to this Agreement is in conformity with the terms of the MPSC Order.

(w)    Deloitte & Touche LLP, who audited the financial statements of the Company of the Company incorporated by reference in the General Disclosure Package and the Final Offering Circular, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder (“Rules and Regulations”)

(x)             The financial statements incorporated by reference in the General Disclosure Package and the Final Offering Circular present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the General Disclosure Package and the Final Offering Circular, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis (except that the unaudited financial statements may be subject to normal year-end adjustments) throughout the periods involved; and the assumptions used in preparing the pro forma financial statements included in the General Disclosure Package and the Final Offering Circular provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

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(y)   Since the date of the latest audited financial statements incorporated by reference in the General Disclosure Package and the Final Offering Circular, except as disclosed in the General Disclosure Package and the Final Offering Circular, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the General Disclosure Package and the Final Offering Circular, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(z)     The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

(aa)   The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the “Investment Company Act”); and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds therefrom as described in the General Disclosure Package and the Final Offering Circular, will not be required to be so registered under the Investment Company Act.

(bb)  Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Purchasers or to counsel for the Purchasers in connection with this Agreement shall be deemed a representation and warranty by the Company, to the Purchasers as to the matters covered thereby.

(cc)          No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(dd)          Subject to the accuracy of the representations and warranties and the due performance of the agreements of the Purchasers in Section 4 of this Agreement (including, without limitation, the transfer restrictions referred to therein), the offer, sale and delivery of the Offered Securities to the Purchasers in the manner contemplated by this Agreement and the General Disclosure Package and the Final Offering Circular and the initial resale of the Offered Securities by the Purchasers in the manner contemplated in the Offering Document and this Agreement, do not require registration under the Securities Act, and the Supplemental Indenture does not require qualification under the United States Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(ee)   Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S (“Regulation S”) under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S in connection with the offering of the Offered Securities outside the United States. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

(ff)    The entities listed on Schedule B hereto are the only subsidiaries (within the meaning of Rule 405 under the Securities Act), direct or indirect, of the Company.

(gg)  The Exchange Securities have been duly authorized by the Company, and when executed, authenticated, issued and delivered in the manner provided for in the Mortgage and the Registration Rights Agreement, the Exchange Securities will constitute valid and binding obligations of the Company entitled to

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the benefits of the Mortgage (except to the extent that enforceability of such lien may be limited by the effect of certain laws of the jurisdictions in which the physical properties covered thereby are located upon the remedies provided in the Mortgage, which limitations, however, do not make the remedies afforded inadequate for the realization of the benefits of the security provided by the Mortgage, and except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights, and except that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding thereof may be brought).

(hh)  The Registration Rights Agreement has been duly authorized by the Company and when the Registration Rights Agreement has been duly executed and delivered by the Company (assuming the due authorization, execution and delivery by the Purchasers), the Registration Rights Agreement will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that rights to indemnification thereunder may be limited by federal or state securities laws or public policy thereto.

(ii)     Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or other governance documents or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, which, individually or in the aggregate, would have a Material Adverse Effect.

(jj)     There are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Exchange Securities registered pursuant to any Exchange Offer Registration Statement.

(kk)   Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(ll)     No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company in order for the Company to maintain a rating of at least as high as any rating of the Offered Securities assigned to the Company as of the date hereof, or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible downgrading in any rating so assigned or (b) any negative change in the outlook for any rating of the Offered Securities.

(mm) The sale of the Offered Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

(nn)  The Company maintains and will maintain “disclosure controls and procedures” (as defined in Rules 13a-15 and 15d-15(e) of the Exchange Act) reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported in accordance with the Exchange Act and the rules and regulations thereunder. The Company has carried out and will carry out evaluations, under the supervision and with the participation of the Company’s principal executive and principal financial officers, of the effectiveness of the Company’s disclosure controls and procedures in accordance with Rule 13a-15 of the Exchange Act.

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3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of Offered Securities set forth in Schedule A to this Agreement opposite the name of such Purchaser at the price set forth in Schedule A to this Agreement.

The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the “Global Securities”) deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the General Disclosure Package and the Final Offering Circular. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Company at the office of Dewey Ballantine LLP at 1301 Avenue of the Americas, New York, New York at 10:00 A.M. (New York time), on September 13, 2006, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the “Closing Date”, against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at the above office of Dewey Ballantine LLP, at least 24 hours prior to the Closing Date.

4. Representations by Purchasers; Resale by Purchasers.  (a)   Each Purchaser severally represents and warrants to the Company that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.

(a) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities only in accordance with Rule 903 or Rule 144A under the Securities Act (“Rule 144A”). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S and Rule 144A.

(b) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

(c) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

(d) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the expiry of a period of six months from the Closing Date, will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has only

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communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Offered Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuer; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom

5. Certain Agreements of the Company. The Company agrees with the several Purchasers that:

(a) The Company will advise the Representatives promptly of any proposal to amend or supplement the Preliminary or Final Offering Circular and will not effect such amendment or supplementation without the Representatives’ consent, which consent shall not be unreasonably withheld or delayed. If, at any time prior to the completion of the initial resale of the Offered Securities by the Purchasers, there occurs an event or development as a result of which any document included in the Preliminary or Final Offering Circular, the General Disclosure Package or any Supplemental Marketing Material included or would include an untrue statement of a material fact or omitted or would omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company promptly will notify the Representatives of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither the Representatives’ consent to, nor the Purchasers’ delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

(b) The Company will furnish to the Representatives copies of the Preliminary Offering Circular, each other document comprising a part of the General Disclosure Package, the Final Offering Circular, all amendments and supplements to such documents and each item of Supplemental Marketing Material, in each case as soon as available and in such quantities as the Representatives reasonably request. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Representatives (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

(c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as the Representatives reasonably designate and will continue such qualifications in effect so long as required for the initial resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state or subject itself to taxation in respect of doing business.

(d) During the period of two years after the Closing Date, the Company will, upon request, furnish to the Representatives, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

(e) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

(f) During the shorter of (i) the period of two years after the Closing Date and (ii) the period from the Closing Date until the date upon which the transfer restrictions applicable to the Offered Securities shall no longer apply, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

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(g) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Mortgage and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Securities (as defined in the Registration Rights Agreement), the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Mortgage, the Preliminary Offering Circular, any other documents comprising any part of the General Disclosure Package, the Final Offering Circular, all amendments and supplements thereto, each item of Supplemental Marketing Material and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable, the Exchange Securities; (iii) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (iv) any expenses (including reasonable fees and disbursements of counsel for the Purchasers) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada as the Representatives reasonably designate and the printing of memoranda relating thereto; (v) any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities; and (vi) the expenses incurred in distributing the Preliminary Offering Circular, any other documents comprising any part of the General Disclosure Package, the Final Offering Circular (including any amendments and supplements thereto) and any Supplemental Marketing Material to the Purchasers.

(h) In connection with the offering, until the Representatives shall have notified the Company and the other Purchasers of the completion of the initial resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

(i) The Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives for a period beginning at the date of this Agreement and ending on the Closing Date. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

6. Free Writing Communications. (a) The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Purchaser represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Communication.

(b) The Company consents to the use by a Purchaser of a Free Writing Communication that (i) contains only (A) information describing the preliminary terms of the Offered Securities or their offering or (B) information that describes the final terms of the Offered Securities or their offering and that is included in the Terms Communication or is included in or is subsequently included in the Final Offering Circular or (ii) does not contain any material information about the Company or its securities that was provided by or on behalf of the Company, it being understood and agreed that any such Free Writing Communication referred to in clause (i) or (ii) shall not be an Issuer Free Writing Communication for purposes of this Agreement.

7. Conditions of the Obligations of the Purchasers.  The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

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(a)     The Purchasers shall have received a letter, dated the date of this Agreement, of Deloitte & Touche LLP confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the Rules and Regulations and to the effect that:

(i) in their opinion the financial statements examined by them and incorporated by reference in the Preliminary and Final Offering Circular comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations that would apply to the Preliminary or Final Offering Circular if it were a prospectus included in a registration statement filed under the Securities Act;

(ii) they have performed the procedures specified by the standards of the Public Company Accounting Oversight Board (United States) for a review of interim financial information as described in PCAOB Interim Standard AU 722, Interim Financial Information, on the unaudited financial statements incorporated by reference in the Offering Document;

(iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

(A) the unaudited financial statements incorporated by reference in the Preliminary and Final Offering Circular do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with accounting principles generally accepted in the United States of America;

(B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the common stock or any increase in long-term debt of the Company or any decrease in consolidated net current assets or shareholders’ equity, as compared with amounts shown on the latest balance sheet incorporated by reference in the Preliminary and Final Offering Circular; or

(C) for the period from the closing date of the latest income statement incorporated by reference in the Preliminary and Final Offering Circular to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated operating revenues, operating income, or net income;

except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Preliminary and Final Offering Circular disclose have occurred or may occur or which are described in such letter; and

(iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Preliminary Offering Circular, each other document comprising any part of the General Disclosure Package, the Final Offering Circular and each item of Supplemental Marketing Material (other than any Supplemental Marketing Material that is an electronic road show) and the Exchange Act Reports (to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company’s accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

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(b)    Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the reasonable judgment of a majority in interest of the Purchasers including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of a majority in interest of the Purchasers including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, (v) any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; (vii) any major disruption of settlements of securities or clearance services in the United States or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment of a majority in interest of the Purchasers including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

(c)	The Purchasers shall have received an opinion, dated the Closing Date, from:

(i)Leonard, Street & Deinard, Professional Association, counsel for the Company, substantially in the form attached hereto as Schedule D.

(ii)Thomas Knapp, Esq., Vice President, General Counsel and Corporate Secretary of the Company, substantially in the form attached hereto as Schedule E.

(iii)Wayne Harper, Esq., counsel in the legal department of the NorthWestern Energy division of the Company, substantially in the form attached hereto as Schedule F.

(v)Browning, Kaleczyc, Berry & Hoven, P.C., Montana counsel to the Company, substantially in the form attached hereto as Schedule G.

(d)    The Purchasers shall have received from Dewey Ballantine LLP, counsel for the Purchasers, such opinion, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Final Offering Circular and the General Disclosure Package, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(e)     The Purchasers shall have received a certificate, dated the Closing Date, of the President, any Vice President or Treasurer and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall certify, on behalf of the Company, that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements incorporated by reference in the Preliminary and Final Offering Circular there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the

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condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the General Disclosure Package and the Final Offering Circular or as described in such certificate.

(f)     The Purchasers shall have received a letter, dated the Closing Date, of Deloitte & Touche, LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. The Representatives may in their sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

8. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Purchaser, its partners, members, directors, officers and its affiliates and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular or the Final Offering Circular, in each case as amended or supplemented, or any Issuer Free Writing Communication or Supplemental Marketing Material or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

(b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, its affiliates, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Circular or the Final Offering Circular, in each case as amended or supplemented, or any Issuer Free Writing Communication or Supplemental Marketing Material, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of (i) the following information in the Preliminary and Final Offering Circular furnished on behalf of each Purchaser: the fourth sentence of the second paragraph of text under the caption “Risk Factors - Risks relating to the Bonds and the Offering - If an active trading market does not develop for the bonds, you may not be able to resell them at or above the price you paid for them, or at all,” the third paragraph, the sixth paragraph, the second and third sentences of the eighth paragraph, and the tenth paragraph under the caption “Plan of Distribution” provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 5(a) of this Agreement.

(c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party

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under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above to the extent it is not materially prejudiced as a result thereof. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

(e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

9. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur

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exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 10. As used in this Agreement, the term “Purchaser” includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 8 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (iii), (iv), (vi), (vii) or (viii) of Section 7(b), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

11. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: LCD-IBD, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 125 S. Dakota Avenue, Sioux Falls, S.D. 57104-6403, Attention: Paul Evans, with a copy to Leonard, Street and Deinard, 150 South Fifth Street, Suite 2300, Minneapolis, MN 55402, Attention: Tammie S. Ptacek (fax 612-335-7246); provided, however, that any notice to a Purchaser pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

13. Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you jointly will be binding upon all the Purchasers.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

15. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) the Representatives have been retained solely to act as initial purchasers in connection with the initial purchase, offering and resale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company and the Representatives has been created in respect of any of the transactions contemplated by this Agreement or the Preliminary or Final Offering Circular, irrespective of whether the Representatives have advised or are advising the Company on other matters;

(b) the purchase price of the Offered Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Representatives and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) the Company has been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representatives

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have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d) the Company waives, to the fullest extent permitted by law, any claims it may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representatives shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary claim or to any person asserting a fiduciary claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

16. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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                If the foregoing is in accordance with the Purchasers’ understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

Very truly yours,

NORTHWESTERN CORPORATION

By	/s/ Paul J. Evans
Title: Treasurer

The foregoing Purchase Agreement

is hereby confirmed and accepted
as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

Acting on behalf of themselves
and as the Representatives of
the several Purchasers

By: CREDIT SUISSE SECURITIES (USA) LLC

By /s/ Jamie Welch

Title: Managing Director

By: DEUTSCHE BANK SECURITIES INC.

By /s/ Ben Smilchensky

Title: Managing Director

By /s/ Ryan Montgomery

Title: Director

SCHEDULE A

I. Purchase Price

The purchase price to be paid by the Purchasers for the Offered Securities shall be as follows:

Price to Public	Purchasers’ Discount	Purchasers’ Purchase Price
99.951%	0.70%	99.251%

II. Principal Amount to be Purchased

Manager	Principal Amount of Offered Securities
Credit Suisse Securities (USA) LLC	$52,500,000
Deutsche Bank Securities Inc.	52,500,000
Wachovia Capital Markets, LLC	15,000,000
KeyBanc Capital Markets, a Division of McDonald Investments Inc.	6,000,000
LaSalle Financial Services, Inc.	6,000,000
Piper Jaffray & Co.	6,000,000
Scotia Capital (USA) Inc.	6,000,000
Wedbush Morgan Securities Inc.	6,000,000
Total	$150,000,000

SCHEDULE B

NorthWestern Investments, LLC

Blue Dot Capital, LLC

Blue Dot Services, LLC

Clark Fork and Blackfoot, L.L.C.

NorthWestern Services Corporation

Nekota Resources, Inc.

NorthWestern Energy Development, LLC

NorthWestern Generation I, LLC

Montana Megawatts I, LLC

NorthWestern Energy Marketing, LLC

Canadian-Montana Pipe Line Corporation

Risk Partners Assurance, Ltd.

SCHEDULE C

NorthWestern Corporation

$150,000,000 6.04% First Mortgage Bonds due 2016

Issuer:	NorthWestern Corporation
Security:	First Mortgage Bonds
Type:	144A (with Registration Rights)
Ratings:	Baa3 (Stable)/BBB- (CreditWatch Negative)/BBB (Stable)
Trade Date:	September 6, 2006
Settlement Date:	September 13, 2006
Maturity Date:	September 1, 2016
Benchmark Treasury:	4.875% UST due August 15, 2016
Benchmark Treasury Yield:	4.797%
Benchmark Treasury Price:	100-19+
Reoffer Spread to Benchmark:	+125 bps
Reoffer Yield:	6.047%
Coupon:	6.04%
Price:	99.951%
Redemption Provisions:	Make whole call T+ 20 bps
Coupon Payment Dates:	Semi-annually on March 1 and September 1, beginning March 1, 2007
CUSIP:	668074 AN 7 (144A) U66630 AD 3 (Reg S)
Day count:	30/360
Joint-Bookrunning Managers:	Credit Suisse Securities (USA) LLC Deutsche Bank Securities Inc.
Senior Co-Managers:	Wachovia Capital Markets, LLC
Co-Managers:	KeyBanc Capital Markets, a Division of McDonald Investments Inc. Piper Jaffray & Co. Wedbush Morgan Securities Inc. LaSalle Financial Services, Inc. Scotia Capital (USA) Inc.

SCHEDULE D

Opinion of Leonard, Street and Deinard

(Covering New York, Delaware General Corporation and Federal laws)

1.   The Company is a validly existing corporation in good standing under the laws of the State of Delaware, and has the corporate power and authority to own its properties and to transact the business in which it is engaged.

2.   The Company has the corporate power and authority to execute and deliver (or to assume), and to perform its obligations under, each of the Registration Rights Agreement, the Purchase Agreement, the Offered Securities and the Mortgage (collectively, the “Transaction Documents”) and has taken or caused to be taken all necessary corporate action to authorize the execution and delivery (or the assumption) and performance by it of each of the Transaction Documents.

3.    Each of the Transaction Documents has been duly executed and delivered by the Company (other than the Mortgage (excluding the Supplemental Indenture) and the first twenty-five indentures supplemental thereto, each of which has been duly assumed by the Company).

4.    Each of the Transaction Documents constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

5.    The Offered Securities have been duly and validly issued under the Mortgage, will be “Outstanding” under and as defined in the Mortgage and will be entitled to the benefit and security of the Mortgage equally and ratably with all other bonds outstanding under the Mortgage.

6.    The execution and delivery (or the assumption) of the Transaction Documents by the Company, and the performance by it of its obligations thereunder, do not (i) violate (a) the Delaware General Corporation Law, or (b) Federal or New York State law or regulation, or (ii) violate any order or decree of any Federal or New York State court or governmental instrumentality applicable to the Company and of which such counsel has knowledge, or (iii) conflict with, or result in a breach of, constitute a default under, or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to any material agreement of the Company identified on Schedule A to such opinion, except as would not cause or result in a Material Adverse Effect or (v) violate any provision of the certificate of incorporation or bylaws of the Company.

7.   No consent, approval, authorization or order of, or filing with, any federal governmental agency or body or any court is required to authorize, or is otherwise required in connection with, the execution and delivery (or, if applicable, assumption) and performance of the Transaction Documents by the Company, including, without limitation, the issuance by the Company of the Offered Securities, upon the terms and subject to the conditions provided in the Transaction Documents (collectively, the “Issuance of Bonds”), except (a) such as may be required under or by (i) the Securities Act and (ii) the Trust Indenture Act, with respect to the Registration Rights Agreement and the transactions contemplated thereunder, (b) the approval of the Issuance of Bonds by the Federal Energy Regulatory Commission (“FERC”), which approval is contained in FERC’s letter order dated August 18, 2006 and which letter order is in full force and effect; and the Issuance of Bonds is in conformity with the terms of such letter order (including, without limitation, the aggregate amounts of securities authorized to be issued thereby).

8.    The Company is not, and after giving effect to the application of the proceeds of the Offered Securities, will not be (solely as a result of such application), an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

9.    It is not necessary, in connection with the issuance and sale of the Offered Securities in accordance with the Purchase Agreement and in connection with the issuance and delivery to the Trustee of the Offered Securities under the circumstances contemplated by the Indenture to register the Offered Securities under the Securities Act of 1933, as amended, or to qualify any indenture in respect thereof under the Trust Indenture Act of 1939, as amended.

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10.   No filings with any governmental authority or body are required in the state of Delaware in order to perfect the lien of the Mortgage upon any property of the Company (other than property owned by the Company in the states of Montana and Wyoming) described in the Mortgage as subject to the lien thereof.

11.  Each of the Transaction Documents conforms to the description thereof contained in the General Disclosure Package and the Final Offering Circular.

12.  The execution, delivery and performance of the Mortgage, the Registration Rights Agreement and the Purchase Agreement and the issuance and sale of the Offered Securities and compliance with the terms thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default or result in the creation or imposition of any Lien (other than the Liens of the Mortgage) upon any property or assets of the Company under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties that in such counsel’s experience customarily applies to transactions of the type contemplated by this Agreement, the Mortgage, the Registration Rights Agreement and the Offered Securities, (ii) any agreement or instrument known to such counsel to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (iii) the certificate of incorporation or by-laws of the Company or any such subsidiary, except, in the cases of clauses (i) and (ii) above, for any such breach, violation, or default that would not result in a Material Adverse Effect.

13.  The FERC has issued appropriate authorization with respect to the issuance of the Offered Securities in accordance with the Mortgage; to such counsel’s knowledge, after due inquiry, such authorizations are in full force and effect and the issuance of the Offered Securities is in conformity with the terms of such authorizations and no other consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Company of the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities, except such as may be required under state securities laws and except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective.

Based upon such counsel’s participation in conferences and review of documents pursuant to such counsel’s engagement by the Company, such counsel has no reason to believe that the Final Offering Circular, or any amendment or supplement thereto, or any Exchange Act Report, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; such counsel has no reason to believe that the General Disclosure Package, as of the Applicable Time and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Final Offering Circular and the Exchange Act Reports of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; it being understood that such counsel expresses no opinion as to (i) the financial statements or other financial data contained in the General Disclosure Package, the Final Offering Circular and the Exchange Act Reports, or (ii) the information in the Preliminary and Final Offering Circular identified in Section 8(b) of the Purchase Agreement as having been furnished on behalf of each Purchaser.

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SCHEDULE E

Opinion of Thomas Knapp, Esq.

1.    The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, has all requisite corporate power and authority (a) to execute, deliver (or assume) and perform its obligations under the Registration Rights Agreement, the Purchase Agreement, the Mortgage and the Offered Securities (collectively, the “Transaction Documents”), and (b) to own and encumber its assets and conduct its business as described in the General Disclosure Package, the Final Offering Circular and the Exchange Act Reports. The Company is duly qualified to transact business, and is in good standing as a foreign corporation, in the States of Montana, Wyoming, South Dakota, Nebraska, North Dakota and Iowa.

2.    There are no “significant subsidiaries” (as the term “significant subsidiary” is defined in Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission) of the Company as of the date of such opinion.

3.    The authorized, issued and outstanding capital stock of the Company is as set forth in the Final Offering Circular in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Final Offering Circular).

4.    Each of the Transaction Documents has been duly authorized by all necessary corporate action on the part of, and duly executed and delivered (or assumed), by, the Company. The Offered Securities have been duly and validly authorized and issued.

5.   The Registration Rights Agreement and this Agreement constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to: (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, including without limitation fraudulent transfer or conveyance laws; (ii) the effect of public policy considerations or court decisions which may limit rights to obtain indemnification or contribution; and (iii) the effect of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealings and the availability of equitable remedies, including, without limitation, specific performance and equitable relief), regardless of whether enforceability is considered in a proceeding in equity or at law.

6.    The execution and delivery (or the assumption) by the Company of the Transaction Documents, and the performance by the Company of its obligations thereunder, do not: (i)  violate any of the terms, conditions or provisions of the Certificate of Incorporation or bylaws of the Company, as in effect as of the Closing Date; (ii)  violate any of the terms, conditions or provisions of any order, writ, judgment, decree or award of any court or administrative decree binding on or affecting the Company; (iii) result in a breach of, constitute a default under, require the termination of, or the approval or consent of any Person under, any material agreement to which the Company is a party or by which the Company or any of its properties is bound, which breach, default or termination, or the failure to obtain such approval or consent, could reasonably be expected to have a Material Adverse Effect; or (iv) to such counsel’s knowledge, result in or require the creation or imposition of any Lien whatsoever upon or with respect to any of the properties or assets of the Company (other than the Lien of the Mortgage).

7.    To such counsel’s knowledge, other than as disclosed in the General Disclosure Package and the Final Offering Circular, (i) there are no material judgments outstanding against the Company, and (ii) there is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity or before any Governmental Authority, pending or overtly threatened against the Company or any of its properties, which could reasonably be expected to have a Material Adverse Effect, or which purports to affect the legality, validity or enforceability of the Transaction Documents or which prevents, enjoins or prohibits, or seeks to prevent, enjoin or prohibit, the execution or enforcement of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents.

8.    The Company is not subject to regulation as a utility company under any statute or regulation of the State of South Dakota or the State of Nebraska such that its ability to incur indebtedness or to consummate the transactions contemplated by the Transaction Documents is limited. The Company is not subject to regulation as a utility company in any states other than Montana, South Dakota and Nebraska (and the Company is not subject to such regulation in the States of Iowa, North Dakota and Delaware).

9.    No filings with any governmental authority or body are required in the state of South Dakota in order to perfect the lien of the Mortgage upon any property of the Company (other than property owned by the Company in the states of Montana and Wyoming) described in the Mortgage as subject to the lien thereof.

10.  The Federal Energy Regulatory Commission (FERC) has issued appropriate authorization with respect to the issuance and sale of the Offered Securities in accordance with this Agreement; the Montana Public Service Commission (MPSC) has issued appropriate authorization with respect to the issuance and delivery of the Offered Securities in accordance with the Mortgage and this Agreement; to such counsel’s knowledge, after due inquiry, such authorizations are in full force and effect and the issuance of the Offered Securities is in conformity with the terms of such authorizations and no other consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the execution, delivery or consummation of the transactions contemplated by the Transaction Documents, except (i) in the case of any thereof related to the operation by the Company of its properties or the filing or recording of documents or instruments in respect of the Liens created or purported to be created thereunder, which will be made in the ordinary course of the Company’s business, (ii) those which the failure to obtain would not have a Material Adverse Effect, or (iii) such as may be required under state securities laws and except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective and except for the filing of a notice of sale on Form D as required by Rule 503 of Regulation D of the Securities Act. With respect to the opinions related to approval by the FERC, such counsel shall be entitled to rely on the opinion of even date herewith of Leonard, Street and Deinard Professional Association, and with respect to the opinions related to approval by the MPSC, such counsel shall be entitled to rely on the opinion of even date herewith of Browning, Kaleczyc, Berry & Hoven, P.C.

11.  Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

12.  To such counsel’s knowledge, there are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Exchange Securities registered pursuant to any Exchange Offer Registration Statement as required pursuant to the Registration Rights Agreement.

13.  To such counsel’s knowledge, there are no material franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or filed as an exhibit to the Company’s Exchange Act Reports other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

Such counsel has no reason to believe that the Final Offering Circular, or any amendment or supplement thereto, or any Exchange Act Report, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; such counsel has no reason to believe that the General Disclosure Package, as of the Applicable Time and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Final Offering Circular and the Exchange Act Reports of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly describe such statutes, legal and governmental proceedings and contracts; it being understood that such counsel need express no opinion as to (i) the financial statements or other financial data contained in the General Disclosure Package, the Final Offering Circular and the Exchange Act Reports or (ii) the

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information in the Preliminary and Final Offering Circular identified in Section 8(b) of the Purchase Agreement as having been furnished on behalf of each Purchaser.

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SCHEDULE F

Opinion of

Wayne Harper, Esq.

i.              The Company has valid and subsisting franchise rights, licenses, permits, and other authorizations, free from any restrictions or conditions which are unusual or unduly burdensome, sufficient for the ownership of its properties and the conduct of its utility business in the States of Montana and Wyoming;

ii.            The Mortgage has been duly authorized, executed and delivered (and/or duly assumed) by the Company (or its predecessors) and (assuming due authorization, execution and delivery by the Trustees (or their predecessors)), is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by (a) the laws of the jurisdictions in which the physical properties covered thereby are located affecting the remedies for the enforcement of the security provided therein (which laws do not, in the opinion of such counsel, make inadequate the remedies necessary for the realization of the benefits of such security) and (b) applicable bankruptcy, reorganization or similar laws affecting creditors’ rights generally;

iii.           The Mortgage, excluding the Supplemental Indenture (but including any necessary related financing statements), has been filed and recorded wherever and to the extent necessary to perfect the lien thereof upon the properties now owned by the Company in the States of Montana and Wyoming and intended to be subject thereto; all fees or taxes in connection therewith have been paid and no other filing or recordation is presently necessary in order to perfect the lien of the Mortgage on such properties; (b) the Mortgage, excluding the Supplemental Indenture, now constitutes, and the Mortgage, when the Supplemental Indenture shall have been duly filed for recording and is recorded, will continue to constitute, a legally valid and directly enforceable first mortgage lien (subject only to the matters described in (v) below and the exception set forth in (ii) above) for the equal and proportionate security of the Mortgage Bonds and of the first mortgage bonds of other series heretofore issued and hereafter to be issued under the Mortgage, upon the mortgaged properties specifically described therein as subject to the lien thereof (excluding all properties heretofore disposed of in accordance with the terms thereof or expressly excepted therefrom) and such mortgaged properties, other than said excluded and excepted properties, comprise and constitute substantially all of the utility property of the Company in the States of Montana and Wyoming; and (c) the after-acquired property clause in the Mortgage subjects to the lien of the Mortgage all after-acquired utility property of the Company in the States of Montana and Wyoming (except such thereof as is expressly excepted from the lien of the Mortgage);

iv.            The Supplemental Indenture has not yet been filed or recorded, but no such filing and recording is necessary to perfect the lien of the Mortgage upon the properties now owned by the Company in the States of Montana and Wyoming and intended to be subject thereto or to extend such lien for the benefit of the Offered Securities; (b) no re-recording or refiling of the Mortgage or any other instruments or documents (except for periodic filings which extend the effectiveness of financing statements) is required to preserve and protect the lien of the Mortgage; and (c) under the present law of the States of Montana and Wyoming, no further supplemental indentures or other instruments or documents are required to be executed, filed and/or recorded to extend the lien of the Mortgage to after-acquired property; however, the Company is required by the terms of the Mortgage to promptly record and file the Supplemental Indenture;

v.             The Company has good and marketable fee simple title to all of the real properties, and good and marketable title to all other properties, located in the States of Montana and Wyoming owned by it, subject only to the lien of the Mortgage and such other Excepted Encumbrances and Permitted Encumbrances (each as defined in the Mortgage), and such other liens, encumbrances, defects and irregularities which are customarily found with respect to properties of like size and character and which, in the opinion of such counsel, do not materially impair the use of the property affected thereby in the operation of the utility business of the Company in the States of Montana and Wyoming; and the properties in the States of Montana and Wyoming held under leases by the Company are held under valid and enforceable leases subject only to such exceptions as do not materially interfere with the conduct of the utility business of the Company in the States of Montana and Wyoming.

SCHEDULE G

Opinion of

BROWNING, KALECZYC, BERRY & HOVEN, P.C.,

Montana counsel to the Company

1.             The execution and delivery of the this Agreement, the Offered Securities and the Mortgage (the “Transaction Documents”) by the Company, and the performance by it of its obligations thereunder do not violate any Montana law or regulation, or violate any order or decree of any Montana State court or governmental instrumentality applicable to the Company and of which such counsel has knowledge.

2.             No consent, approval or authorization of, or filing with, any Montana State governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of the Transaction Documents by the Company, including, without limitation, the incurrence of indebtedness or the issuance of first mortgage bonds covering Montana property as contemplated by the Transaction Documents, except for the approval of the Montana Public Service Commission (“MPSC”), which approval has been duly and validly obtained and is subject to the terms and conditions stated in such order.

3.             The issuance of the Offered Securities pursuant to and in accordance with the Transaction Documents, including the Supplemental Indenture, conforms with the MPSC Order.